CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust and to the use of our report dated July 28, 2016 on the financial statements and financial highlights of APEXcm Small/Mid Cap Growth Fund, a series of shares of beneficial interest of Ultimus Managers Trust. Such financial statements and financial highlights appear in the May 31, 2016 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania
September 28, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust and to the use of our report dated July 29, 2016 on the financial statements and financial highlights of Barrow Value Opportunity Fund and Barrow Long/Short Opportunity Fund, each a series of shares of beneficial interest of Ultimus Managers Trust. Such financial statements and financial highlights appear in the May 31, 2016 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania
September 28, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust and to the use of our report dated July 28, 2016 on the financial statements and financial highlights of Cincinnati Asset Management Funds: Broad Market Strategic Income Fund, a series of shares of beneficial interest of Ultimus Managers Trust. Such financial statements and financial highlights appear in the May 31, 2016 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania
September 28, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of the Ultimus Managers Trust and to the use of our report dated July 28, 2016 on the financial statements and financial highlights of Wavelength Interest Rate Neutral Fund, a series of shares of beneficial interest of Ultimus Managers Trust. Such financial statements and financial highlights appear in the May 31, 2016 Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania
September 28, 2016